SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         January 6, 2006
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                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-12381                    22-3463939
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)


6 Brighton Road, Clifton, New Jersey                               07015
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code       (973) 778-1300
                                                  ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated January 6, 2006, reporting the Company's sales and earnings results for the fourth quarter ended December 31, 2005.


     EBITDA is used in this release because it is relevant to investors understanding of one of the financial conditions to the debt financing as described in the debt commitment letters as described in the release. EBITDA should not be considered as a measure of financial performance under accounting principles generally accepted in the United States. The items excluded from EBITDA are significant components in understanding and assessing financial performance of a business enterprise. EBITDA as referred to in this release is further subject to certain adjustments specified in the debt financing commitments, which are attached as exhibits to the Company's Current Report on Form 8-K filed with the SEC on November 9, 2005. EBITDA should not be considered by itself or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of operating performance or as a measure of liquidity.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release of Linens 'n Things, Inc., dated January 6, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LINENS 'N THINGS, INC.


Dated: January 6, 2006                          By: /s/ William T. Giles
                                                   -----------------------------
                                                Name:  William T. Giles
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.      Description
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99.1             Press Release of Linens 'n Things, Inc., dated January 6, 2006.